EXHIBIT 21.1

               SUBSIDIARIES OF STATE STREET BOSTON CORPORATION
    The following table sets forth the name of each subsidiary and the state or other jurisdiction of its organization. Certain subsidiaries of State
Street have been omitted in accordance with SEC rules because, when considered in the aggregate, they did not constitute a "significant subsidiary" of State
Street at December 31, 1993.
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
                                                                                  STATE OR JURISDICTION
NAME                                                                                 OF ORGANIZATION
- ----                                                                              ---------------------
State Street Bank and Trust Company                                                   Massachusetts
    State Street Bank and Trust Company, N.A.                                     National Banking Act
    State Street Bank and Trust Company of California, N.A.                       National Banking Act
    State Street Bank and Trust Company of Connecticut, N.A.                      National Banking Act
    State Street Bank and Trust Company of Maryland, N.A.                         National Banking Act
    State Street Bank and Trust Company of New Hampshire, N.A.                    National Banking Act
    State Street Boston Capital Corporation                                           Massachusetts
    State Street Boston Leasing Company, Inc.                                         Massachusetts
    State Street California, Inc.                                                     Massachusetts
    SPLS, Inc.                                                                        Massachusetts
    State Street Brokerage Services, Inc.                                             Massachusetts
    State Street Massachusetts Securities Corporation                                 Massachusetts
    State Street Bank International                                                Federal Reserve Act
    State Street GmbH                                                                    Germany
    State Street International Holdings                                            Federal Reserve Act
    State Street Australia Limited                                                   New South Wales
    State Street Finance Limited                                                     New South Wales
    State Street New Zealand Limited                                                   New Zealand
    State Street Bank Luxembourg, S.A.                                                 Luxembourg
    State Street Banque S.A.                                                             France
    State Street Canada, Inc.                                                            Canada
    State Street Cayman Trust Company, Limited                                     British West Indies
    State Street Curacao Trust Company N.V.                                       Netherlands Antilles
    State Street Trust and Banking Company Limited                                        Japan
    State Street London Limited                                                      United Kingdom
    Wendover Funding, Inc.                                                           North Carolina
State Street Boston Credit Company, Inc.                                              Massachusetts
State Street South Corporation                                                        Massachusetts
SSB Investments, Inc.                                                                 Massachusetts
SSB Realty, Inc.                                                                      Massachusetts
Two Heritage Drive Realty Associates                                                  Massachusetts
Three Heritage Drive Associates                                                       Massachusetts
State Street Florida, Inc.                                                               Florida
State Street Global Advisors, Inc.                                                      Delaware
State Street Global Advisors, United Kingdom, Limited                                United Kingdom
State Street Global Advisors, Australia, Limited                                     New South Wales
Boston Financial Data Services, Inc. (50% owned)                                      Massachusetts

    All of the above wholly-owned subsidiaries are included in the consolidated financial statements for State Street, which are reported on by Ernst & Young, independent auditors, and filed with this Form 10-K.